                        SEMIANNUAL REPORT/APRIL 30, 1999



                         AIM EUROPEAN DEVELOPMENT FUND

                                 [COVER IMAGE]




                            [AIM LOGO APPEARS HERE]

                       ----------------------------------

                                 [COVER IMAGE]


                  HOMMAGE A BLERIOT, NO. 2, FRAGMENT ART WORK


                               BY ROBERT DELAUNAY

             LOUIS BLERIOT, A FRENCH ENGINEER AND INVENTOR, WAS THE

              FIRST PERSON TO FLY ACROSS THE ENGLISH CHANNEL FROM

            FRANCE, TRANSPORTED BY A 28-HORSEPOWER MONOPLANE OF HIS

             OWN DESIGN. NEARLY 100 YEARS LATER, THE SAME SPIRIT OF

              ENTREPRENEURSHIP AND COURAGE THAT LAUNCHED BLERIOT'S

                     FLIGHT HAS ENLIVENED EUROPE'S MARKETS.

                       ----------------------------------

AIM European Development Fund is for shareholders who seek long-term growth of capital. The Fund invests in a diversified portfolio of equity securities of companies located in Europe with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM European Development Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The EAFE--Registered Trademark-- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities. The index is compiled by Morgan Stanley Capital International.
o The unmanaged Lipper European Funds Index represents an average of the performance of the 30 largest European-region mutual funds. It is compiled by Lipper Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends. They do not include sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT
             INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE
                       IS A RISK THAT YOU COULD LOSE SOME
                             OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund


                         AIM EUROPEAN DEVELOPMENT FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   With only several months remaining in 1999, the question on
   [PHOTO OF       many of your minds may be, "How will the year 2000 computer
   Charles T.      issue affect AIM and my investments?" We would like you to
     Bauer,        feel comfortable.
   Chairman of         During March and April, AIM participated in an
  the Board of     industrywide test that gave us a chance to see how our
   THE FUND        technology systems might be affected by the changeover to
 APPEARS HERE]     the year 2000 (Y2K). Everything went as well as we had
                   hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                       The general purpose of the process was to test
                   electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
    As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.


         PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS
             LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.

                         -----------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                         -----------------------------


                          AIM EUROPEAN DEVELOPMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



FUND FEELS EFFECTS OF EUROPE'S
CYCLICAL RALLY

HOW DID AIM EUROPEAN DEVELOPMENT FUND PERFORM DURING THE REPORTING PERIOD?
After a strong performance in 1998, the Fund felt the effects of a rally in economically sensitive stocks. For the six-month reporting period ended April 30, 1999, the Fund posted a modest return of 7.74% for Class A shares, 7.38% for Class B shares and 7.30% for Class C shares. These returns are at net asset value, without a sales charge.
    Cumulative total return since inception on November 3, 1997 to the end of the reporting period, excluding sales charges, was 25.16% for Class A shares, 24.29% for Class B shares, and 24.29% for Class C shares. The Fund outperformed its peer group-the Lipper European Fund Index-which brought in a return of 19.12%.

WHAT AFFECTED THE FUND'S PERFORMANCE OVER THE REPORTING PERIOD?
European cyclical stocks were the major movers in the market during the end of the reporting period. For example, from the first of the year to the end of the reporting period, the metal & mining index was up around 28%, the steel index over 35% and the auto-parts index up more than 22%. These sectors have performed extremely well this year as many investors in Europe targeted undervalued stocks. At the same time, traditional growth industries such as pharmaceuticals, consumer products and food chains, in which we have the most exposure, did not reap the benefits of investor interest.
    If you look at sector performance in Europe, it has been a fairly difficult period to be an earnings-momentum investor because the best sectors have clearly been in value stocks. This has been a market where value investors have done really well. However, since we haven't seen any dramatic deceleration in growth, we have not moved into these sectors in any significant way, but continue to hold a large number of growth stocks.

WHAT SHAPED MARKET CONDITIONS DURING THE REPORTING PERIOD?
The introduction of the euro as a new common currency for 11 European countries was successful. The currency started out strong against the U.S. dollar, but weakened when it became clear the U.S. economy was growing much faster than the European economy.
    Fears of slowing economic growth prompted the European Central Bank to cut its main refinancing rate from 3% to 2.5% in early April. The 50- basis-point interest-rate cut was an attempt to stimulate economic growth and boost industry confidence in Europe.
    Despite fears of slowing growth, it is worth noting that growth in member countries of Europe's Economic and Monetary Union has actually been above the long-term trend of around 1.9% per annum. In addition, consumer confidence remains high, and particular sectors in the peripheral countries have been growing very strongly.

HOW HAS THE TREND TOWARD CORPORATE RESTRUCTURING INFLUENCED THE MARKETS?
The trend towards corporate restructuring is directly attributable to increased interest from U.S. and European investors in the European equity markets. Until recently, the management of many publicly traded companies in Europe did not focus on increasing investor returns. However, increased pressure from shareholders is forcing a number of companies to commit to internal restructuring to increase efficiency and productivity.
    Merger and acquisition activity continues to be a dominant trend in Europe. Most recently, a number of hostile takeover bids have gained public attention. An excellent example is Olivetti's bid for Telecom Italia, a former state-owned

                     -------------------------------------

                      WE CONTINUE TO FIND WHAT WE BELIEVE

                    TO BE VERY POSITIVE GROWTH OPPORTUNITIES

                        IN EUROPE, FOCUSING ON COMPANIES

                     WITH STRONG MANAGEMENT, SOUND CORPORATE

                        STRATEGY AND A SOLID COMMITMENT

                              TO SHAREHOLDER VALUE.

                     -------------------------------------

PORTFOLIO COMPOSITION

As of April 30, 1999, based on total net assets

===========================================================================================================
 TOP 10 EQUITY HOLDINGS                                      TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------
 1. Nokia Oyj A.B. - Class A (Finland)         2.32%         1. Services (Commercial & Consumer)      9.69%
 2. Jot Automation Group Oyj (Finland)         2.06          2. Computer Software/Services            8.92
 3. Telefonica S.A. (Spain)                    1.40          3. Banks - Major Regional                7.61
 4. Carrefour Supermarche (France)             1.35          4. Telecommunications - Cellular         5.82
 5. Koninklijke Ahold NV (Netherlands)         1.32          5. Broadcasting                          4.89
 6. Zurich Allied AG (Switzerland)             1.29          6. Retail - Food Chains                  4.87
 7. Esat Telecom Group PLC (Ireland)           1.29          7. Insurance - Multi-Line                4.06
 8. Class Editori SPA (Italy)                  1.29          8. Telephone                             3.54
 9. British Sky Broadcasting (United Kingdom)  1.27          9. Communications Equipment              2.95
10. Axa - UAP (France)                         1.27         10. Manufacturing - Specialized           2.63

The Fund's portfolio is subject to change, and there is no assurance the Fund will continue to hold any particular security.
===========================================================================================================


          See important fund and index disclosures inside front cover.

                          AIM EUROPEAN DEVELOPMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


utility and the sixth-largest telephone company in the world. Although company shareholders will not always benefit directly from these actions, merger and acquisition activity is very good because it puts more pressure on management to perform and provide attractive returns to shareholders.

HOW HAS THE INTRODUCTION OF THE EURO AFFECTED THE MARKETS?
The arrival of the euro was very successful for the first couple of weeks of 1999, until the U.S. dollar strengthened. The reason for the softer euro was the realization that the European economy was actually growing at a much slower rate than expected.
    Also, the euro is causing equity markets to become broader and more liquid, since European companies are finding it easier to attract capital across borders. Europe's fixed-income markets have also seen dramatic change. With a universal currency across 11 countries, currency risk for euro-denominated debt securities has been eliminated, allowing investors to focus more on credit risk.
    The arrival of the euro has made price comparison of goods, services and labor across Europe much easier. Because of this "price transparency," European companies have been forced to become more competitive as prices are generally converging at the lower level.


                             ADVANTAGES OF THE EURO

    o  STRUCTURALLY LOWER INTEREST RATES

    o  DEEPER EQUITY AND FIXED-INCOME MARKETS

    o  CONTINUED DEREGULATION

    o  INCREASED COMPETITION ACROSS BORDERS

COULD YOU DISCUSS A FEW OF YOUR TOP HOLDINGS?
We favor companies with dominant positions, and pricing power, in industries that are growing worldwide. Finnish cellular-telephone leader Nokia, which has 40% of the U.S. market share for cellular- phone handsets, is one of these long-term growth stories.
    We have also identified a number of smaller, highly entrepreneurial situations in niche markets. Frequently these markets are in service industries in particular countries that are growing as a result of liberalization. An example is Teldafax, a German telecommunication services company. Teldafax, one of Deutsche Telekom AG's lowest-priced competitors, provides telephone, data transmission and fax services to business and private users in Germany.

WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKETS?
We are very optimistic about the future growth of the European markets. It's increasingly clear that companies across Europe are doing the kinds of things U.S. firms did in the 1980s to enhance returns. They're selling off unproductive businesses, cutting their work forces and buying back shares. Other positives include lower interest rates, the advent of the euro currency, more open borders and continuing deregulation and privatization.
    The progressive future for the European equity markets continues to improve as more and more European households actively participate in equity markets through mutual funds and individual equity holdings. The European "Baby Boom" demographically supports the potential for large inflows into European equity markets for years to come (see next page). We continue to find what we believe to be very positive growth opportunities in Europe, focusing on companies with strong management, sound corporate strategy and a solid commitment to shareholder value.

================================================================================
GEOGRAPHIC ALLOCATION

      [PIE CHART]

Other                      2.04%
Portugal                   2.43%
Belgium                    2.43%
Ireland                    3.54%
Sweden                     4.39%
Spain                      5.71%
Finland                    5.95%
Switzerland                5.99%
Italy                      6.47%
Netherlands                8.57%
Other Non-UK Europe        3.69%
France                    20.0%
UK                        17.20%
Germany                   11.59%

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

CLASS A SHARES

Inception (11/3/97)       20.50%

1 year                    -3.44*

CLASS B SHARES

Inception (11/3/97)       21.86%

1 year                    -3.46**

CLASS C SHARES

Inception (11/3/97)       24.29%

1 year                     0.54**

*2.22%, excluding sales charges

**1.54%, excluding CDSC

Past performance is no guarantee of comparable future results.
================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


          See important fund and index disclosures inside front cover.

                          AIM EUROPEAN DEVELOPMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



EUROPEAN "BABY BOOM"


POPULATION SUMMARY AS OF 6/15/98
Population in thousands


UNITED STATES                      GERMANY
BABY BOOM BAR GRAPH                BABY BOOM BAR GRAPH
0 TO 4     19117                   0 TO 4       3796
5 TO 9     20024                   5 TO 9       4471
10 TO 14   19371                   10 TO 14     4544
15 TO 19   19442                   15 TO 19     4512
20 TO 24   17553                   20 TO 24     4338
25 TO 29   18637                   25 TO 29     5815
30 TO 34   20247                   30 TO 34     7299
35 TO 39   22620                   35 TO 39     6987
40 TO 44   21828                   40 TO 44     6056
45 TO 49   18818                   45 TO 49     5620
50 TO 54   15708                   50 TO 54     4605
55 TO 59   12401                   55 TO 59     5860
60 TO 64   10267                   60 TO 64     5126
65 TO 69   9572                    65 TO 69     3987
70 TO 74   8793                    70 TO 74     3416
75 TO 79   7204                    75 TO 79     2650
80 TO 84   4720                    80 TO 84     1402
OVER 85    3996                    OVER 85      1593


Source: U.S. Bureau of the Census, Internal Database.

In the United States, "baby boomers" are people roughly between the ages of 35 and 53. In Germany, baby boomers are roughly between the ages of 25 and 45. Just as American baby boomers have spurred growth in the U.S. equity markets, European baby boomers have the potential to have the same effect on European equity markets. European equities are becoming an increasingly important portion of household investments.


                          AIM EUROPEAN DEVELOPMENT FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


WHY STAYING FULLY INVESTED
HAS BEEN THE WISEST COURSE

When the stock market turns volatile, many investors feel the impulse to pull their money out of mutual funds. The question then becomes when to get back in. Trying to guess the answer could be very costly.
    No one, not even expert market watchers, can consistently predict what the market will do next. That's why AIM funds stay fully invested even in a down market, and we encourage investors to do the same.
    For long-term investing, the stock market historically has offered the highest returns. For example, the Standard & Poor's Composite Index of 500 Stocks (S&P 500) has reported an annualized total return of 13.66% for the 50 years ending March 31, 1999. Those were five decades of wars, recessions and political upheaval.
    If you pull your money out whenever markets decline, you could miss some of the market's best days. In August 1998, investors withdrew $11 billion from U.S. mutual funds. Chances are, many of those investors did not put their money back into the market in time for the October rally. In fact, October 1998 turned out to be the strongest month for the Dow Jones Industrial Average in 11 years.
    For international investors, here's another way to look at market timing: If you had invested a hypothetical $10,000 in the Europe, Australasia, and Far
East Index tracked by Morgan Stanley Capital International on March 31, 1979, your money would have grown to $117,775 by March 31, 1999. That's an average annual total return of 13.12%. But suppose that during that 20-year period, there were times when you decided to get out of the market. If you missed the market's two best months, your return would have fallen to 11.57%, and your investment would be worth $89,351. If you had missed the market's five best months, your return would have dropped to 9.74%, and your investment would be worth $64,144.
    The more you try to time the market, the greater your chances of missing its biggest single-day gains. Keep focused on your financial goals, and remember that time, not timing, is key to successful investing. Now may be a good time to visit your financial advisor to talk about your portfolio. Remember:

o   think long-term

o   diversify your investments

o   avoid market timing

o   maintain realistic expectations

PENALTY FOR MISSING THE MARKET
MSCI EAFE INDEX

Average annual total returns, 20 years ended 3/31/99


[LINE GRAPH]

Fully Invested             13.12%
240 Months

Miss the 2                 11.57%
Best Months

Miss the 5                  9.74%
Best Months

Miss the 7                  8.61%
Best Months

Miss the 9                  7.52%
Best Months

Miss the 14                 5.07%
Best Months

The EAFE--Registered Trademark--(Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities. The index is compiled by Morgan Stanley Capital International. Source: Lipper Analytical Services, Inc.






                         AIM EUROPEAN DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                                    MARKET
                                       SHARES       VALUE
FOREIGN COMMON STOCKS & OTHER EQUITY
  INTERESTS-97.96%

BELGIUM-2.43%

Delhaize-Le Lion, S.A. (Retail-Food
  & Drug)(a)                            15,900   $  1,390,969
-------------------------------------------------------------
Mobistar S.A.
  (Telecommunications-Cellular/
  Wireless)(a)                          27,500      1,545,733
-------------------------------------------------------------
Real Software-Strip Pfd.
  (Computers-Software & Services)          650              0
-------------------------------------------------------------
Real Software-Pfd.
  (Computers-Software & Services)        8,450      1,186,511
-------------------------------------------------------------
                                                    4,123,213
-------------------------------------------------------------

CROATIA-0.34%

Pliva DD (Health Care-Drugs-Major
  Pharmaceutical) (acquired
  11/14/97-06/04/98; cost
  $631,540)(b)                          36,000        570,600
-------------------------------------------------------------

DENMARK-0.89%

De Sammensluttede Vognmaend A/S
  (Truckers)                             9,400        760,263
-------------------------------------------------------------
EDB Gruppen A/S (Services-Commercial
  & Consumer)                           15,500        760,106
-------------------------------------------------------------
                                                    1,520,369
-------------------------------------------------------------

ESTONIA-0.19%

EESTI Telekom-GDR
  (Telecommunications-
  Cellular/Wireless) (acquired
  02/11/99; cost $276,750)(a)(b)        15,000        317,250
-------------------------------------------------------------

FINLAND-5.95%

JOT Automation Group Oyj
  (Manufacturing- Specialized)(a)      106,100      3,497,519
-------------------------------------------------------------
Nokia Oyj A.B.-Class A
  (Communications Equipment)            51,180      3,944,715
-------------------------------------------------------------
Sonera Group Oyj
  (Telecommunications-Cellular/
  Wireless)                             57,850      1,149,083
-------------------------------------------------------------
Tieto Corp.-Class B
  (Computers-Software & Services)       38,500      1,533,529
-------------------------------------------------------------
                                                   10,124,846
-------------------------------------------------------------

FRANCE-20.00%

Accor S.A. (Lodging-Hotels)              4,200      1,107,159
-------------------------------------------------------------
Altran Technologies, S.A.
  (Services-Commercial & Consumer)       7,300      1,735,383
-------------------------------------------------------------
AXA S.A. (Insurance-Multi-Line)         16,750      2,162,599
-------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                22,000      1,823,500
-------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computer-Software & Services)         8,000      1,223,062
-------------------------------------------------------------
Carrefour Supermarche S.A.
  (Retail-Food Chains)                   2,900      2,297,996
-------------------------------------------------------------
Compagnie Generale des Eaux
  (Manufacturing-Diversified)            3,900        911,052
-------------------------------------------------------------
Danone (Foods)                           4,040      1,079,921
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
FRANCE-(CONTINUED)

Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)             13,700   $  2,127,786
-------------------------------------------------------------
Galeries Lafayette
  (Retail-Department Stores)               960      1,105,574
-------------------------------------------------------------
GFI Informatique (Computers-Software
  & Services)(a)                        12,200      1,558,390
-------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/ Marketing)      9,900      2,008,290
-------------------------------------------------------------
M6 Metropole Television
  (Broadcasting-Television, Radio &
  Cable)(a)                             11,000      2,079,185
-------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)           6,800      1,127,973
-------------------------------------------------------------
Promodes (Retail-Food Chains)            2,100      1,331,253
-------------------------------------------------------------
Rexal S.A. (Distributors-Food &
  Health)                                4,110        340,880
-------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals-Diversified)               32,900      1,564,222
-------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                              5,260        941,433
-------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio &
  Cable)                                 7,900      1,544,148
-------------------------------------------------------------
Sopra S.A. (Services-Commercial &
  Consumer)                             23,050      1,333,353
-------------------------------------------------------------
Suez Lyonnaise des Eaux
  (Manufacturing-Diversified)            5,500        935,575
-------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)             13,500      1,848,540
-------------------------------------------------------------
Transiciel S.A. (Computers-Software
  & Services)(a)                         6,600        752,412
-------------------------------------------------------------
Unilog S.A. (Services-Commercial &
  Consumer)                              2,220      1,071,912
-------------------------------------------------------------
                                                   34,011,598
-------------------------------------------------------------

GERMANY-11.59%

Consors Discount Broker A.G.
  (Investment- Banking/Brokerage)(a)    10,500        998,440
-------------------------------------------------------------
DaimlerChrysler A.G. (Automobiles)      20,500      2,024,059
-------------------------------------------------------------
EM.TV & Merchandising A.G.
  (Broadcasting- Television, Radio,
  & Cable)(a)                            1,300      1,229,296
-------------------------------------------------------------
Fresenius A.G.-Pfd.
  (Machinery-Diversified)               10,400      1,813,040
-------------------------------------------------------------
Ixos Software A.G.
  (Computers-Software & Services)(a)     4,200        856,439
-------------------------------------------------------------
Kamps A.G. (Retail-Food Chains)         36,000      1,236,163
-------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)               14,500      1,908,869
-------------------------------------------------------------
Marschollek, Lautenschlaeger &
  Partner A.G.
  (Insurance-Life/Health)                1,210        677,566
-------------------------------------------------------------
Pfeiffer Vacuum Technology A.G.-ADR
  (Machinery-Diversified)(a)                 1             38
-------------------------------------------------------------
Plenum A.G. Technology und Systeme
  (Computers-Software & Services)(a)    11,200      1,324,153
-------------------------------------------------------------
Porsche A.G. (Automobiles)                 425      1,050,739
-------------------------------------------------------------
PrimaCom A.G.
  (Broadcasting-Television, Radio, &
  Cable)(a)                             30,000      1,299,556
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
GERMANY-(CONTINUED)

SER Systems A.G. (Computers-Software
  & Services)                            2,060   $    759,596
-------------------------------------------------------------
Sixt A.G. (Financial-Diversified)       19,500      1,411,287
-------------------------------------------------------------
Teldafax (Telecommunications-Long
  Distance)(a)                          29,800      1,212,180
-------------------------------------------------------------
Teles AG (Electrical Equipment)(a)       8,800      1,904,157
-------------------------------------------------------------
                                                   19,705,578
-------------------------------------------------------------

GREECE-0.55%

Panafon Hellenic Telecom S.A.-GDR
  (Telecommunications-Cellular/Wireless)
  (acquired 11/20/98-04/23/99; cost
  $765,458)(a)(b)                       35,600        943,400
-------------------------------------------------------------

HUNGARY-0.57%

Magyar Tavkozlesi ADR
  (Telecommunications- Long
  Distance)                             34,500        970,312
-------------------------------------------------------------

IRELAND-3.54%

Allied Irish Banks PLC
  (Banks-Regional)                     105,000      1,690,719
-------------------------------------------------------------
Bank of Ireland (Banks-Major
  Regional)                             53,000      1,059,730
-------------------------------------------------------------
CRH PLC (Construction-Cement &
  Aggregates)                           55,000      1,079,371
-------------------------------------------------------------
Esat Telecom Group PLC-ADR
  (Telecommunications-Long
  Distance)(a)                          44,800      2,189,600
-------------------------------------------------------------
                                                    6,019,420
-------------------------------------------------------------

ITALY-6.47%

Assicurazioni Generali
  (Insurance-Multi-Line)                38,300      1,491,167
-------------------------------------------------------------
Autogrill S.p.A. (Restaurants)         170,500      1,563,631
-------------------------------------------------------------
Banca Commerciale Italiana
  (Banks-Major Regional)               137,000      1,127,582
-------------------------------------------------------------
Banca Popolare di Brescia
  (Banks-Regional)(a)                   32,000      1,100,502
-------------------------------------------------------------
Class Editori (Publishing)(a)          225,000      2,187,058
-------------------------------------------------------------
Credito Italiano S.p.A. (Banks-Major
  Regional)                            212,000      1,075,145
-------------------------------------------------------------
Olivetti S.p.A.
  (Telecommunications-Cellular/
  Wireless)(a)                         305,000      1,063,418
-------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)      130,900      1,392,705
-------------------------------------------------------------
                                                   11,001,208
-------------------------------------------------------------

NETHERLANDS-8.57%

Athlon Groep N.V. (Retail-General
  Merchandise)                          62,200      1,721,796
-------------------------------------------------------------
Cap Gemini N.V. (Services-Computer
  Systems)                              22,000      1,144,772
-------------------------------------------------------------
Equant N.V.
  (Computers-Peripherals)(a)            10,500        952,955
-------------------------------------------------------------
Getronics N.V. (Computers-Software &
  Services)                             18,600        763,474
-------------------------------------------------------------
Koninklijke Ahold N.V. (Retail-Food
  Chains)                               60,300      2,239,405
-------------------------------------------------------------
Koninklijke Numico N.V. (Foods)         20,400        767,309
-------------------------------------------------------------
Ordina Beheer N.V.-W.I.
  (Services-Commercial &
  Consumer)(a)                          88,000      2,110,564
-------------------------------------------------------------
Philips Electronics N.V. (Household
  Furniture & Appliances)               11,000        947,197
-------------------------------------------------------------
Unit 4 (Computers-Software &
  Services)(a)                          55,000      1,156,394
-------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Publishing)                          31,000      1,254,442
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
NETHERLANDS-(CONTINUED)

Wolters Kluwer N.V.
  (Specialty-Printing)                  34,800   $  1,514,839
-------------------------------------------------------------
                                                   14,573,147
-------------------------------------------------------------

NORWAY-1.15%

Merkantildata A.S.A.
  (Services-Commercial & Consumer)      98,600        984,674
-------------------------------------------------------------
Tomra Systems A.S.A. (Manufacturing-
  Specialized)                          24,500        972,409
-------------------------------------------------------------
                                                    1,957,083
-------------------------------------------------------------

PORTUGAL-2.43%

Banco Comercial Portugues, S.A.
  (Banks-Major Regional)                39,010      1,100,055
-------------------------------------------------------------
Ibersol SGPS S.A. (Retail-Food
  Chains)                               14,800      1,178,869
-------------------------------------------------------------
Jeronimo Martins & Filho, S.A.
  (Retail-General Merchandise)          30,500      1,003,802
-------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.
  (Telecommunications-Cellular/Wireless)    6,350      848,700
-------------------------------------------------------------
                                                    4,131,426
-------------------------------------------------------------

SPAIN-5.71%

Banco Popular Espanol S.A.
  (Banks-Major Regional)(a)             12,400        877,782
-------------------------------------------------------------
Baron de Ley, S.A.
  (Beverages-Alcoholic)(a)              51,000      1,756,620
-------------------------------------------------------------
Corp. Financiera Reunida, S.A.
  (Investment Management)(a)           156,200      1,836,819
-------------------------------------------------------------
Cortefiel S.A. (Retail-Department
  Stores)                               43,000      1,181,223
-------------------------------------------------------------
Telefonica S.A. (Telephone)             50,900      2,385,072
-------------------------------------------------------------
Telefonica S.A. (Telephone), Bonus
  Rights expiring 05/20/99              50,900         47,325
-------------------------------------------------------------
TelePizza, S.A. (Restaurants)(a)        65,000        412,054
-------------------------------------------------------------
Union Electrica Fenosa, S.A.
  (Electric Companies)                  91,500      1,217,130
-------------------------------------------------------------
                                                    9,714,025
-------------------------------------------------------------

SWEDEN-4.39%

Assa Abloy A.B.-Class B (Metal
  Fabricators)                          18,000        785,113
-------------------------------------------------------------
Electrolux A.B. (Household Furniture
  & Appliances)                         40,500        820,849
-------------------------------------------------------------
Europolitan Holdings A.B.
  (Telecommunications- Cellular &
  Wireless)                             10,200        866,825
-------------------------------------------------------------
Hennes & Mauritz A.B.-Class B
  (Retail-Specialty-Apparel)            14,000      1,206,353
-------------------------------------------------------------
Modul 1 Data A.B. (Services-Computer
  Systems)                             189,000      1,131,267
-------------------------------------------------------------
Svenska Handelsbanken-Class A
  (Banks-Major Regional)                35,500      1,329,620
-------------------------------------------------------------
WM-Data A.B.-Class B
  (Computers-Software & Services)       35,850      1,317,234
-------------------------------------------------------------
                                                    7,457,261
-------------------------------------------------------------

SWITZERLAND-5.99%

ABB A.G. (Engineering &
  Construction)                          1,300      1,895,851
-------------------------------------------------------------
Adecco S.A. (Services-Commercial &
  Consumer)                              2,100      1,058,465
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
SWITZERLAND-(CONTINUED)

Also Holding (Insurance-Multi/Line)      1,960   $  1,066,265
-------------------------------------------------------------
Julius Baer Holding A.G.
  (Banks-Major Regional)(a)                400      1,301,698
-------------------------------------------------------------
Kudelski S.A. (Electronics-Component
  Distributors)(a)                         310      1,208,953
-------------------------------------------------------------
Phonak Holding A.G.
  (Consumer-Jewelry, Novelties &
  Gifts)                                   390        472,898
-------------------------------------------------------------
UBS A.G. (Banks-Major Regional)          2,900        984,597
-------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)(a)              3,410      2,197,044
-------------------------------------------------------------
                                                   10,185,771
-------------------------------------------------------------

UNITED KINGDOM-17.20%

AMEC PLC (Construction-Cement &
  Aggregates)                          250,000      1,081,784
-------------------------------------------------------------
Barclays PLC (Banks-Major Regional)     42,000      1,333,658
-------------------------------------------------------------
British Energy PLC (Electric
  Companies)                           134,000      1,139,194
-------------------------------------------------------------
British Sky Broadcasting Group PLC
  (Broadcasting-Television, Radio &
  Cable)                               245,000      2,163,647
-------------------------------------------------------------
British Telecommunications PLC
  (Communications Equipment)            64,000      1,074,802
-------------------------------------------------------------
Cable & Wireless Communications PLC
  (Telecommunications-Cellular/
  Wireless)(a)                         110,000      1,254,547
-------------------------------------------------------------
Cattles PLC (Consumer Finance)         145,000      1,778,508
-------------------------------------------------------------
Eidos PLC (Computer
  Software/Services)(a)                 43,500      1,636,688
-------------------------------------------------------------
F.I. Group PLC (Services-Computer
  Systems)                             175,000        957,117
-------------------------------------------------------------
Filtronic PLC (Electronics-Component
  Distributors)(a)                      63,000        869,513
-------------------------------------------------------------
Granada Group PLC (Leisure
  Time-Products)                        88,000      1,879,874
-------------------------------------------------------------
Hays PLC (Services-Commercial &
  Consumer)                            186,000      2,067,469
-------------------------------------------------------------
Logica PLC (Computer
  Software/Services)                    53,500        516,361
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
UNITED KINGDOM-(CONTINUED)

London Bridge Software Holdings PLC
  (Computers-Software & Services)(a)    35,000   $    957,117
-------------------------------------------------------------
Matalan PLC (Retail-Discounters)(a)    122,000      1,515,044
-------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                            115,700      1,085,981
-------------------------------------------------------------
Nestor Healthcare Group PLC
  (Services-Commercial & Consumer)     177,000      1,147,430
-------------------------------------------------------------
Orange PLC (Telecommunications)(a)      83,000      1,129,527
-------------------------------------------------------------
Parity PLC (Services-Commercial &
  Consumer)                            135,800      1,507,290
-------------------------------------------------------------
Royalblue Group PLC
  (Computers-Software & Services)(a)    66,000        493,679
-------------------------------------------------------------
Select Appointments Holdings PLC
  (Services-Commercial & Consumer)      75,000        955,508
-------------------------------------------------------------
Seton Scholl Healthcare PLC (Health
  Care-Diversified)(a)                  83,550      1,034,869
-------------------------------------------------------------
Unilever PLC (Foods)                    67,700        600,051
-------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-Cellular/Wireless)   58,000    1,068,271
-------------------------------------------------------------
                                                   29,247,929
-------------------------------------------------------------
    Total Foreign Common Stocks &
      Other Equity Interests, (cost
      $154,920,792)                               166,574,436
-------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
REPURCHASE AGREEMENT-0.34%(C)
West LB Securities America, Inc.,
  4.88%, 05/03/99 (cost $576,960)(d)  $576,960         576,960
--------------------------------------------------------------
TOTAL INVESTMENTS-98.30%                           167,151,396
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.70%                  2,888,564
--------------------------------------------------------------
NET ASSETS-100.00%                                $170,039,960
==============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933 as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/99 was $1,831,250 which represented 1.08% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 04/30/99 with a maturing value of $250,101,667. Collateralized by $249,045,000 U.S. Government obligations, 4.00% to 8.75% due 08/31/00 to 11/15/08 with an aggregate market value at 04/30/99 of $255,023,179.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
$155,497,752)                                  $167,151,396
-----------------------------------------------------------
Foreign currencies, at value (cost
  $1,525,828)                                     1,519,342
-----------------------------------------------------------
Receivables for:
  Investments sold                                5,758,656
-----------------------------------------------------------
  Capital stock sold                                673,152
-----------------------------------------------------------
  Dividends and interest                            235,529
-----------------------------------------------------------
Investment for deferred compensation plan             3,863
-----------------------------------------------------------
Other assets                                         73,928
-----------------------------------------------------------
    Total assets                                175,415,866
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           4,135,306
-----------------------------------------------------------
  Capital stock reacquired                          885,680
-----------------------------------------------------------
  Deferred compensation                               3,863
-----------------------------------------------------------
Accrued advisory fees                               135,678
-----------------------------------------------------------
Accrued administrative services fees                  6,935
-----------------------------------------------------------
Accrued directors' fees                               3,309
-----------------------------------------------------------
Accrued distribution fees                            98,610
-----------------------------------------------------------
Accrued transfer agent fees                          58,484
-----------------------------------------------------------
Accrued operating expenses                           48,041
-----------------------------------------------------------
    Total liabilities                             5,375,906
-----------------------------------------------------------
Net assets applicable to shares outstanding    $170,039,960
-----------------------------------------------------------

NET ASSETS:

Class A                                        $ 94,421,043
===========================================================
Class B                                        $ 63,459,323
===========================================================
Class C                                        $ 12,159,594
===========================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     6,768,521
===========================================================
Class B:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     4,592,092
===========================================================
Class C:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                       879,689
===========================================================
Class A:
  Net asset value and redemption price per
  share                                        $      13.95
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.95
    divided by 94.50%)                         $      14.76
===========================================================
Class B:
  Net asset value and offering price per
  share                                        $      13.82
===========================================================
Class C:
  Net asset value and offering price per
  share                                        $      13.82
===========================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $98,716 foreign withholding
  tax)                                          $    539,508
------------------------------------------------------------
Interest                                             276,456
------------------------------------------------------------
    Total investment income                          815,964
------------------------------------------------------------

EXPENSES:

Advisory fees                                        814,601
------------------------------------------------------------
Administrative services fees                          43,160
------------------------------------------------------------
Custodian fees                                       106,246
------------------------------------------------------------
Directors' fees                                        5,321
------------------------------------------------------------
Distribution fees-Class A                            169,206
------------------------------------------------------------
Distribution fees-Class B                            312,999
------------------------------------------------------------
Distribution fees-Class C                             61,031
------------------------------------------------------------
Transfer agent fees-Class A                          134,861
------------------------------------------------------------
Transfer agent fees-Class B                          116,132
------------------------------------------------------------
Transfer agent fees-Class C                           22,644
------------------------------------------------------------
Other                                                 95,285
------------------------------------------------------------
    Total expenses                                 1,881,486
------------------------------------------------------------
Less: Expenses paid indirectly                        (1,729)
------------------------------------------------------------
    Net expenses                                   1,879,757
------------------------------------------------------------
Net investment income (loss)                      (1,063,793)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (6,788,372)
------------------------------------------------------------
  Foreign currencies                                 (61,729)
------------------------------------------------------------
                                                  (6,850,101)
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                           16,719,434
------------------------------------------------------------
  Foreign currencies                                  (5,812)
------------------------------------------------------------
                                                  16,713,622
------------------------------------------------------------
    Net gain (loss) from investment securities
      and foreign currencies                       9,863,521
------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $  8,799,728
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For six months ended April 30, 1999 and the period November 3, 1997 (date operations commenced) through October 31, 1998
(Unaudited)

                                                                  APRIL 30,      OCTOBER 31,
                                                                     1999            1998
                                                                 ------------    ------------
OPERATIONS:

  Net investment income (loss)                                   $ (1,063,793)   $   (481,507)
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
  foreign currencies                                               (6,850,101)     (6,005,211)
---------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
  securities and foreign currencies                                16,713,622      (5,080,217)
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
     operations                                                     8,799,728     (11,566,935)
---------------------------------------------------------------------------------------------
Distribution from investment income -- Class A                        (80,241)             --
---------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                        12,813,098      82,027,769
---------------------------------------------------------------------------------------------
    Class B                                                        10,268,841      55,436,905
---------------------------------------------------------------------------------------------
    Class C                                                         1,792,183      10,548,612
---------------------------------------------------------------------------------------------
  Net increase in net assets                                       33,593,609     136,446,351
---------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                             136,446,351              --
---------------------------------------------------------------------------------------------
  End of period                                                  $170,039,960    $136,446,351
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                     $172,868,803    $147,994,681
---------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (1,124,581)         19,453
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                             (13,337,667)     (6,487,566)
---------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                              11,633,405      (5,080,217)
---------------------------------------------------------------------------------------------
                                                                 $170,039,960    $136,446,351
=============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM European Development Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund commenced operations on November 3, 1997. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the closing bid price on that day. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and are paid annually.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $5,858,927 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
F. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Under the terms of a sub-advisory agreement between AIM and INVESCO Global Asset Management Limited ("IGAM"), AIM pays IGAM a fee at an annual rate of 0.20% of the first $500 million of the Fund's average daily net assets and 0.175% of the Fund's average daily net assets over $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1999, AIM was reimbursed $43,160 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1999, AFS was paid $165,180 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and Class C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and Class C Plan, pays AIM Distributors compensation at the annual rate of 0.35% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B, and Class C shares paid AIM Distributors $169,206, $312,999 and $61,031, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $105,935 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received commissions of $25,062 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1999, the Fund incurred legal fees of $1,419 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $1,083 and $646, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,729 during the six months ended April 30, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) 10% of total assets. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $100,003,305 and $64,191,754, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
 securities                                                    $ 18,116,956
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
 securities                                                      (6,463,312)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities           $ 11,653,644
===========================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended April 30, 1999 and the period November 3, 1997 (date operations commenced) through October 31, 1998 were as follows:

                              APRIL 30, 1999              OCTOBER 31, 1998
                         -------------------------   --------------------------
                           SHARES        AMOUNT        SHARES         AMOUNT
                         ----------   ------------   ----------    ------------
Sold:
 Class A                  6,040,830   $ 85,818,013   11,368,616    $156,555,432
-------------------------------------------------------------------------------
 Class B                  2,481,112     34,957,073    4,734,982      66,433,513
-------------------------------------------------------------------------------
 Class C                  1,719,231     23,830,972    1,685,991      25,251,599
-------------------------------------------------------------------------------
Issued as
 reinvestment
 of dividends:
 Class A                      5,673         76,751           --              --
-------------------------------------------------------------------------------
Reacquired:
 Class A                 (5,194,068)   (73,081,666)  (5,452,530)    (74,527,663)
-------------------------------------------------------------------------------
 Class B                 (1,782,549)   (24,688,232)    (841,453)    (10,996,608)
-------------------------------------------------------------------------------
 Class C                 (1,587,809)   (22,038,789)    (937,724)    (12,702,987)
-------------------------------------------------------------------------------
                          1,682,420   $ 24,874,122   10,557,882    $148,013,286
===============================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the six months ended April 30, 1999 and the period November 3, 1997 (date operations commenced) through October 31, 1998.

                                                     CLASS A                       CLASS B                     CLASS C
                                            -------------------------     -------------------------    -----------------------
                                            APRIL 30,     OCTOBER 31,     APRIL 30,     OCTOBER 31,    APRIL 30,   OCTOBER 31,
                                              1999           1998           1999           1998          1999         1998
                                            ---------     -----------     ---------     -----------    ---------   -----------
Net asset value, beginning of period         $ 12.96        $ 10.00        $ 12.87        $ 10.00      $ 12.88      $ 10.00
-------------------------------------------  -------        -------        -------        -------      -------      -------
Income from investment operations:
 Net investment income (loss)                  (0.07)         (0.08)(a)      (0.11)         (0.18)(a)    (0.11)       (0.18)(a)
-------------------------------------------  -------        -------        -------        -------      -------      -------
 Net gains on securities (both realized and
   unrealized)                                  1.07           3.04           1.06           3.05         1.05         3.06
-------------------------------------------  -------        -------        -------        -------      -------      -------
       Total from investment operations         1.00           2.96            .95           2.87         0.94         2.88
-------------------------------------------  -------        -------        -------        -------      -------      -------
Less distributions:
 Dividends from net investment income          (0.01)            --             --                          --           --
-------------------------------------------  -------        -------        -------        -------      -------      -------
Net asset value, end of period               $ 13.95        $ 12.96        $ 13.82        $ 12.87      $ 13.82      $ 12.88
===========================================  =======        =======        =======        =======      =======      =======
Total return(b)                                 7.74%         29.60%          7.38%         28.70%        7.30%       28.80%
===========================================  =======        =======        =======        =======      =======      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $94,421        $76,686        $63,459        $50,121      $12,160      $ 9,639
===========================================  =======        =======        =======        =======      =======      =======
Ratio of expenses to average net assets         1.87%(c)       1.98%(d)       2.61%(c)       2.72%(d)     2.61%(c)     2.72%(d)
===========================================  =======        =======        =======        =======      =======      =======
Ratio of net investment income (loss) to
 average net assets                            (0.92)%(c)     (0.58)%(e)     (1.66)%(c)     (1.32)%(e)   (1.66)%(c)   (1.32)%(e)
===========================================  =======        =======        =======        =======      =======      =======
Portfolio turnover rate                           41%            93%            41%            93%          41%          93%
===========================================  =======        =======        =======        =======      =======      =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $97,490,168, $63,118,590 and $12,307,345, for Class A, Class B and Class C shares, respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.15% (annualized), 2.89% (annualized) and 2.89% (annualized) for Class A, Class B and Class C, respectively, for 1998.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.75)% (annualized), (1.49)% (annualized) and (1.49)% (annualized) for Class A, Class B and Class C, respectively, for 1998.

BOARD OF DIRECTORS                               OFFICERS                                OFFICE OF THE FUND

Charles T. Bauer                                 Charles T. Bauer                        11 Greenway Plaza
Chairman                                         Chairman                                Suite 100
A I M Management Group Inc.                                                              Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                               INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                  Suite 100
COMSAT Corporation                               Gary T. Crum                            Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                             SUB-ADVISOR
Director                                         Dana R. Sutton
Cortland Trust Inc.                              Vice President and Treasurer            INVESCO Global Asset Management Limited
                                                                                         Cedar House
Edward K. Dunn Jr.                               Robert G. Alley                         41 Cedar Ave.
Chairman, Mercantile Mortgage Corp.;             Vice President                          Hamilton, HM12 Bermuda
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and         Melville B. Cox                         TRANSFER AGENT
President, Mercantile Bankshares                 Vice President
                                                                                         A I M Fund Services, Inc.
Jack Fields                                      Edgar M. Larsen                         P.O. Box 4739
Chief Executive Officer                          Vice President                          Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                  Mary J. Benson                          CUSTODIAN
of the U.S. House of Representatives             Assistant Vice President and
                                                 Assistant Treasurer                     State Street Bank and Trust Company
Carl Frischling                                                                          225 Franklin Street
Partner                                          Sheri Morris                            Boston MA 02110
Kramer, Levin, Naftalis & Frankel LLP            Assistant Vice President and
                                                 Assistant Treasurer                     COUNSEL TO THE FUND
Robert H. Graham
President and Chief Executive Officer            Renee A. Friedli                        Ballard Spahr
A I M Management Group Inc.                      Assistant Secretary                     Andrews & Ingersoll, LLP
                                                                                         1735 Market Street
Prema Mathai-Davis                               P. Michelle Grace                       Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;     Assistant Secretary
Commissioner, New York City Dept. for the                                                COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,     Jeffrey H. Kupor
Metropolitan Transportation Authority of         Assistant Secretary                     Kramer, Levin, Naftalis & Frankel LLP
New York State                                                                           919 Third Avenue
                                                 Nancy L. Martin                         New York, NY 10022
Lewis F. Pennock                                 Assistant Secretary
Attorney                                                                                 DISTRIBUTOR
                                                 Ofelia M. Mayo
Louis S. Sklar                                   Assistant Secretary                     A I M Distributors, Inc.
Executive Vice President                                                                 11 Greenway Plaza
Hines Interests                                  Lisa A. Moss                            Suite 100
Limited Partnership                              Assistant Secretary                     Houston, TX 77046

                                                 Kathleen J. Pflueger
                                                 Assistant Secretary

                                                 Samuel D. Sirko
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                MONEY MARKET FUNDS                       A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)               AIM Money Market Fund                    leadership in the mutual-fund industry
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                 since 1976 and managed approximately
AIM Capital Development Fund                                                         $112 billion in assets for more than 6.3
AIM Constellation Fund                      INTERNATIONAL GROWTH FUNDS               million shareholders, including
AIM Dent Demographic Trends Fund            AIM Advisor International Value Fund     individual investors, corporate clients
AIM Large Cap Growth Fund                   AIM Asian Growth Fund                    and financial institutions, as of March
AIM Mid Cap Equity Fund(2),(A)              AIM Developing Markets Fund(2)           31, 1999.
AIM Select Growth Fund(3)                   AIM Europe Growth Fund(2)                    The AIM Family of Funds--Registered
AIM Small Cap Growth Fund(2),(B)            AIM European Development Fund            Trademark-- is distributed nationwide,
AIM Small Cap Opportunities Fund            AIM International Equity Fund            and AIM today is the 10th-largest
AIM Value Fund                              AIM Japan Growth Fund(2)                 mutual-fund complex in the United States
AIM Weingarten Fund                         AIM Latin American Growth Fund(2)        in assets under management, according to
                                            AIM New Pacific Growth Fund(2)           Strategic Insight, an independent
GROWTH & INCOME FUNDS                                                                mutual-fund monitor.
AIM Advisor Flex Fund                       GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund            AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2),(C)                 GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                            AIM Global Growth & Income Fund(2)
                                            AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                   GLOBAL INCOME FUNDS
AIM High Yield Fund                         AIM Emerging Markets Debt Fund(2),(D)
AIM High Yield Fund II                      AIM Global Government Income Fund(2)
AIM Income Fund                             AIM Global Income Fund
AIM Intermediate Government Fund            AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                            THEME FUNDS
TAX-FREE INCOME FUNDS                       AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund              AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                     AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund              AIM Global Resources Fund(2)
                                            AIM Global Telecommunications and Technology Fund(2),(E)
                                            AIM Global Trends Fund(2),(F)



(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.



                            [AIM LOGO APPEARS HERE]


                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--